                                                        Exhibit No. EX-99.e.2.ii

                                 AMENDMENT NO. 1
                                       to
                                   APPENDIX A
                                       to
                           SECOND AMENDED AND RESTATED
                  FINANCIAL INTERMEDIARY DISTRIBUTION AGREEMENT

     THIS  AMENDMENT to the Second Amended and Restated  Financial  Intermediary
Distribution  Agreement dated August 21, 2003 (the "Agreement") between DELAWARE
DISTRIBUTORS,  L.P. and LINCOLN FINANCIAL DISTRIBUTORS,  INC., amended as of the
31st day of October, 2005.

--------------------------------------------------------------------------------
DELAWARE GROUP ADVISER FUNDS           DELAWARE GROUP GOVERNMENT FUND
Delaware Diversified Income Fund       Delaware American Government Bond Fund
Delaware U.S. Growth Fund              Delaware Inflation Protected Bond Fund

DELAWARE GROUP CASH RESERVE            DELAWARE GROUP INCOME FUNDS
Delaware Cash Reserve Fund             Delaware Corporate Bond Fund
                                       Delaware Delchester Fund
DELAWARE GROUP EQUITY FUNDS I          Delaware Extended Duration Bond Fund
Delaware Balanced Fund                 Delaware High-Yield Opportunities Fund

DELAWARE GROUP EQUITY FUNDS II         DELAWARE GROUP LIMITED-TERM GOVERNMENT
Delaware Large Cap Value Fund          FUNDS
Delaware Value Fund                    Delaware Limited-Term Government Fund

                                       DELAWARE GROUP STATE TAX-FREE INCOME
                                       TRUST
DELAWARE GROUP EQUITY FUNDS III        Delaware Tax-Free Pennsylvania Fund
Delaware American Services Fund
Delaware Small Cap Growth Fund         DELAWARE GROUP TAX FREE FUND
Delaware Trend Fund                    Delaware Tax-Free Insured Fund
                                       Delaware Tax-Free USA Fund
DELAWARE GROUP EQUITY FUNDS IV         Delaware Tax-Free USA Intermediate Fund
Delaware Diversified Growth Fund
Delaware Growth Opportunities Fund     DELAWARE GROUP TAX FREE MONEY FUND
                                       Delaware Tax-Free Money Fund
DELAWARE GROUP EQUITY FUNDS V
Delaware Dividend Income Fund          DELAWARE INVESTMENTS MUNICIPAL TRUST
Delaware Small Cap Core Fund           Delaware Tax-Free Florida Insured Fund
Delaware Small Cap Value Fund          Delaware Tax-Free Missouri Insured Fund
                                       Delaware Tax-Free Oregon Insured Fund
DELAWARE GROUP FOUNDATION FUNDS
Delaware Balanced Allocation Portfolio VOYAGEUR INSURED FUNDS
Delaware Growth Allocation Portfolio   Delaware Tax-Free Arizona Insured Fund
Delaware Income Allocation Portfolio   Delaware Tax-Free Minnesota Insured Fund

DELAWARE GROUP GLOBAL & INTERNATIONAL  VOYAGEUR INTERMEDIATE TAX FREE FUNDS
FUNDS                                  Delaware Tax-Free Minnesota Intermediate
Delaware Emerging Markets Fund         Fund
Delaware International Small Cap
  Value Fund
Delaware International Value
  Equity Fund

VOYAGEUR MUTUAL FUNDS                  DELAWARE VIP TRUST
Delaware Minnesota High-Yield          Delaware VIP Balanced Series
  Municipal Bond Fund                  Delaware VIP Capital Reserves Series
Delaware National High-Yield           Delaware VIP Cash Reserve Series
  Municipal Bond Fund                  Delaware VIP Diversified Income Series
Delaware Tax-Free California Fund      Delaware VIP Emerging Markets Series
Delaware Tax-Free Idaho Fund           Delaware VIP Global Bond Series
Delaware Tax-Free New York Fund        Delaware VIP Growth Opportunities Series
                                       Delaware VIP High Yield Series
VOYAGEUR MUTUAL FUNDS II               Delaware VIP International Value Equity
Delaware Tax-Free Colorado Fund          Series
                                       Delaware VIP REIT Series
                                       Delaware VIP Select Growth Series
VOYAGEUR MUTUAL FUNDS III              Delaware VIP Trend Series
Delaware Select Growth Fund            Delaware VIP U.S. Growth Series
                                       Delaware VIP Value Series
VOYAGEUR TAX FREE FUNDS
Delaware Tax-Free Minnesota Fund

DELAWARE POOLED TRUST
The All-Cap Growth Equity Portfolio
The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Global Fixed Income Portfolio
The High-Yield Bond Portfolio
The Intermediate Fixed Income Portfolio
The International Equity Portfolio
The International Fixed Income Portfolio
The Labor Select International Equity
  Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Mid-Cap Growth Equity Portfolio
The Real Estate Investment Trust Portfolio
The Real Estate Investment Trust Portfolio
  II
The Small-Cap Growth Equity Portfolio
The Small-Cap Growth II Equity Portfolio
The Smid-Cap Growth Equity Portfolio

--------------------------------------------------------------------------------

Agreed to and accepted:

DELAWARE DISTRIBUTORS, L.P.                LINCOLN FINANCIAL DISTRIBUTORS,
By:      DELAWARE DISTRIBUTORS, INC.,      INC.
         General Partner

By:      /s/Kevin J. Lucey                 By:      /s/Diane McCarthy
Name:    Kevin J. Lucey                    Name:    Diane McCarthy
Title:   President/Chief                   Title:   Vice President/Chief
         Executive Officer                          Financial Officer/
                                                    Chief Administrative
                                                    Officer